Exhibit 4.1

031092

NUMBER

AC 6815

SHARES

AMERISTAR
CASINOS

COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CUSIP 03070Q 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS Certifies that

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

AMERISTAR CASINOS, INC.,transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are subject to all of terms, conditions and limitations of the Articles of Incorporation and all amendments thereto and the By-laws of the Company, to all of which the holder of this certificate assents by acceptance hereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

Secretary and Treasurer

AMERISTAR CASINOS, INC. CORPORATE SEAL 1993 NEVADA

Chief Executive Officer and Vice Chairman

Countersigned and Registered:

COMPUTERSHARE TRUST COMPANY, N.A.

[redacted]

Transfer Agent and Registrar,

By

Authorized Officer

AMERISTAR CASINOS, INC.
     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRCITIONS OF SUCH PREFERENCES AND/OR RIGHTS.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian

				(Cust)		(Minor)

TEN ENT	—	as tenants by the entireties	under Uniform Gifts to Minors

JT TEN	—	as joint tenants with right		Act
		of survivorship and not as tenants in common			(State)
Additional abbreviations may also be used though not in the above list
     For Value Received,                                                              hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Ceritificate, in every particular, without alteration or enlargement or any change whatever.